UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2026

Fortress Net Lease REIT

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56632	92-1937121
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas
New York, New York		10105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 798-6100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

December 31, 2025 NAV Per Share

On January 14, 2026, Fortress Net Lease REIT (the “Company” or “we”) the Company reported net asset value (“NAV”) per share for each outstanding class of common shares of the Company as of December 31, 2025, which is set forth below:

NAV per Share
Class S	$10.3382
Class I	$10.3505
Class F-S	$10.3550
Class F-I	$10.4205
Class D-S	$10.6611
Class E	$10.7261

Net Asset Value

A detailed calculation of the NAV per share is set forth below. We calculate NAV per share in accordance with the valuation guidelines that have been approved by our board of trustees. Our total NAV presented in the following tables includes the NAV of our outstanding classes of common shares, which includes Class S, Class I, Class F-S, Class F-I, Class D-S and Class E common shares, as well as the partnership interests (“OP Units”) of FNLR OP LP (the “Operating Partnership”), if any, held by parties other than the Company.

The following table provides a breakdown of the major components of our NAV as of December 31, 2025 (amounts in thousands):

Components of NAV	Amount
Investments in real estate	$2,832,738
Intangible assets	429,536
Cash and cash equivalents	3,968
Restricted cash	43,917
Other assets	74,036
Revolving credit facility	(1,010,100)
Term loan	(753,905)
Subscriptions received in advance	(40,227)
Distribution payable	(8,911)
Due to affiliate	(11,789)
Other liabilities	(30,279)
Net Asset Value	$1,528,984
Number of outstanding shares/units	145,999

The following table provides a breakdown of our total NAV and NAV per share/unit by class as of December 31, 2025 (amounts in thousands, except per share/unit data):

	Net Asset Value	Number of Outstanding Shares/Units	NAV per Share/Unit as of December 31, 2025
Class S	$152	15	$10.3382
Class I	132,922	12,842	$10.3505
Class F-S	251,749	24,312	$10.3550
Class F-I	711,068	68,237	$10.4205
Class D-S	400,087	37,528	$10.6611
Class E	27,292	2,544	$10.7261
OP Units(1)	5,714	521	$10.9751
Total	$1,528,984	145,999

(1)
Includes the Class A OP Units held by FNLR Management LLC (the “Adviser”).

The following table provides a breakdown of the major components of our NAV as of November 30, 2025 (amounts in thousands):

Components of NAV	Amount
Investments in real estate	$2,344,043
Intangible assets	429,536
Cash and cash equivalents	10,851
Restricted cash	81,250
Other assets	58,097
Revolving credit facility	(718,500)
Term loan	(643,969)
Subscriptions received in advance	(81,064)
Distribution payable	(8,483)
Due to affiliate	(10,455)
Other liabilities	(16,584)
Net Asset Value	$1,444,722
Number of outstanding shares/units	138,565

The following table provides a breakdown of our total NAV and NAV per share/unit by class as of November 30, 2025 (amounts in thousands, except per share/unit data):

	Net Asset Value	Number of Outstanding Shares/Units	NAV per Share/Unit as of November 30, 2025
Class S	$150	15	$10.2931
Class I	110,411	10,711	$10.3076
Class F-S	211,878	20,553	$10.3088
Class F-I	688,793	66,409	$10.3719
Class D-S	396,960	37,460	$10.5970
Class E	26,813	2,515	$10.6612
OP Units(1)	9,717	902	$10.7782
Total	$1,444,722	138,565

(1)
Includes the Class A OP Units held by FNLR Management LLC (the “Adviser”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Net Lease REIT

Dated: January 20, 2026	By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss Title: Chief Financial Officer